Exhibit 99.3

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following tables set forth: (1) summary statement of operations data for Poole & Associates Inc. (“Poole”) for the six months ended June 30, 2012, and the year ended March 31, 2012, (2) summary statement of operations data for Sensage, Inc. (“Sensage”) for the six months ended June 30, 2012, and the year ended December 31, 2011 and (3) the summary balance sheet data for each of Poole and Sensage as of June 30, 2012. The KEYW Holding Corporation (“KEYW”) entered into a definitive stock purchase agreement for the acquisition of Poole on September 10, 2012, and a definitive merger agreement for the acquisition of Sensage on September 13, 2012. The summary statement of operations data for Poole and Sensage presented in the tables below have been derived, respectively, from Poole’s and Sensage’s audited and unaudited financial statements and related notes.

The unaudited pro forma statement of operations data for the six months ended June 30, 2012, and the year ended December 31, 2011, in the tables below has been prepared to give pro forma effect to the acquisitions of Poole, Sensage and, for the year ended December 31, 2011, other acquisitions during 2011. The unaudited pro forma statement of operations gives effect to these transactions as if they had occurred at the beginning of the period presented. The unaudited pro forma balance sheet in the table below has been prepared to give pro forma effect to the acquisitions of Poole and Sensage as if they closed on June 30, 2012. This data is subject, and gives effect, to the assumptions and adjustments described in the notes accompanying the unaudited pro forma financial information below. The unaudited pro forma data is presented for informational purposes only and should not be considered indicative of actual results of operations that would have been achieved had the acquisitions been consummated on the dates indicated.

Pro Forma Statement of Operations Data

Year ended December 31, 2011(2)	KEYW (audited)	Poole (audited)	Sensage (audited)	2011 Acquisitions(1) (unaudited)	Pro Forma Adjustments (unaudited)		Pro Forma Combined (unaudited)
	(in thousands, except per share data)
Revenue	190,587	40,587	11,858	24,566	—		267,598
Cost of Revenues(3)	133,950	29,337	2,490	12,234	2,678	(4)	180,689
Gross Profit	56,637	11,250	9,368	12,332	(2,678)		86,909
Operating Expenses	41,399	9,064	9,639	8,579	(2,678	)(4)	66,003
Intangible Amortization	13,410	—	—	—	14,815	(5)	28,225
Operating Income (Loss)	1,828	2,186	(271)	3,753	(14,815)		(7,319)
Non-Operating Expense	1,075		419	251	9,100	(6)	10,845
Income (Loss) Before Taxes	753	2,186	(690)	3,502	(23,915)		(18,164)
Tax Expense	218	866	2	2,257	(9,566)		(6,223)
Net Income (Loss)	535	1,320	(692)	1,245	(14,349)		(11,941)
Basic Earnings (Loss) Per Share	0.02	n/a	n/a		n/a		(0.43)
Fully Diluted Earnings (Loss) Per Share	0.02	n/a	n/a		n/a		n/a
Weighted Average Common Shares Outstanding
Basic	25,991,914	n/a	n/a		1,718,817	(7)	27,710,731
Diluted	28,903,869	n/a	n/a		1,718,817		30,622,686

(1)	For a description of these acquisitions, see Note 2 to the financial statements contained in KEYW’s Annual Report on Form 10-K for the year ended December 31, 2011.
(2)	Poole financials are for the year ended March 31, 2012.
(3)	Cost of revenues excludes intangible amortization expense as shown separately below.
(4)	Adjustment to Poole's cost of revenue and operating expense to include fringe benefit expense associated with direct labor in cost of revenue versus operating expense.

(5)	Intangible amortization that would have been recorded if the acquisitions of JKA Technologies, Inc. (JKA), Forbes Analytic Software, Inc. (FASI), Flight Landata, Inc. (FLD), Poole, and Sensage had been completed on January 1, 2011.
(6)	Estimated interest expense for the acquisitions of JKA, FASI, FLD, Poole, and Sensage if they had been completed on January 1, 2011.
(7)	Includes the shares issued for the acquisitions of JKA and FASI, and the estimated number of shares to be issued for the acquisitions of Poole, and Sensage as if they had been acquired as of January 1, 2011. This amount was adjusted for the shares outstanding that are already included in the KEYW average shares calculation. $7.5 million in stock consideration potentially issuable in connection with the Sensage acquisition was excluded because it is based on an earn out which Sensage may or may not achieve. The actual number of shares issued for the acquisitions of the Poole and Sensage will depend upon factors including future prices of our common stock.

Six months ended June 30, 2012	KEYW (unaudited)	Poole (unaudited)	Sensage (unaudited)	Pro Forma Adjustments (unaudited)		Pro Forma Combined (unaudited)
	(in thousands, except per share data)
Revenue	111,931	24,272	4,369	—		140,572
Cost of Revenues(1)	74,069	17,840	1,413	1,530	(2)	94,852
Gross Profit	37,862	6,432	2,956	(1,530)		45,720
Operating Expenses	26,501	5,441	4,398	(1,530	)(2)	34,810
Intangible Amortization	9,738		—	4,500	(3)	14,238
Operating Income (Loss)	1,623	991	(1,442)	(4,500)		(3,328)
Non-Operating Expense	864		204	4,550	(4)	5,618
Income (Loss) Before Taxes	759	991	(1,647)	(9,050)		(8,947)
Tax Expense	266	411	2	(3,620)		(2,941)
Net Income (Loss)	493	580	(1,648)	(5,430)		(6,005)
Basic Earnings (Loss) Per Share	0.02	n/a	n/a	n/a		(0.22)
Fully Diluted Earnings (Loss) Per Share	0.02	n/a	n/a	n/a		n/a
Weighted Average Common Shares Outstanding
Basic	25,679,720	n/a	n/a	1,583,333	(5)	27,263,053
Diluted	28,085,331	n/a	n/a	1,583,333		29,668,664

(1)	Cost of revenues excludes intangible amortization expense as shown separately below.
(2)	Adjustment to Poole's cost of revenue and operating expense to include fringe benefit expense associated with direct labor in cost of revenue versus operating expense.
(3)	Intangible amortization that would have been recorded if the acquisitions of Poole and Sensage had been completed on January 1, 2012.
(4)	Estimated interest expense for the acquisitions of Poole and Sensage if they had been completed on January 1, 2012.
(5)	Includes the estimated number of shares to be issued for the acquisitions of Poole and Sensage as if they had been acquired as of January 1, 2012. This amount was adjusted for the shares outstanding that are already included in the KEYW average shares calculation. $7.5 million in stock consideration potentially issuable in connection with the Sensage acquisition was excluded because it is based on an earn out which Sensage may or may not achieve. The actual number of shares issued for the acquisitions of Poole and Sensage will depend upon factors including future prices of our common stock.

Pro Forma Balance Sheet

As of June 30, 2012	KEYW (audited)	Poole (audited)	Sensage (audited)	Pro Forma Adjustments (unaudited)		Pro Forma Combined (unaudited)
Assets
Current Assets
Cash and Cash Equivalents	234	185	2,549			2,968
Receivables	51,196	6,620	2,658			60,474
Inventories, Net	8,676					8,676
Prepaid Expenses	2,973	32	205			3,210
Income Tax Receivable	27					27
Deferred Tax Asset, Current	1,193	75				1,268
Total current assets	64,299	6,912	5,412	0		76,623
Property and Equipment, Net	14,759	834	95			15,688
Goodwill	164,466			109,414	(1)	273,880
Other Intangibles, Net	29,264			37,000	(1)	66,264
Deferred Tax Asset	2,348					2,348
Other Assets	212	35	165			412
Total Assets	275,348	7,781	5,672	146,414		435,215
Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts Payable	4,706	1,870	1,266			7,842
Accrued Expenses	4,611	1,407				6,018
Accrued Salaries & Wages	12,640	684				13,324
Revolver	52,200			131,000	(1)	183,200
Income Tax Payable		401				401
Current Portion of Notes Payable			1,300	(1,300	)(2)	0
Current Maturities of Long-Term Debt			921	(921	)(2)	0
Deferred Income Taxes	1,591					1,591
Deferred Revenue			4,083			4,083
Total Current Liabilities	75,748	4,362	7,570	128,779		216,459
Long-Term Liabilities
Non-Current Deferred Tax Liability	15,977	156				16,133
Other Non-Current Liabilities	3,851					3,851
Long-Term Debt, Net of Current Maturities			956	(956	)(2)	0
Total Liabilities	95,576	4,518	8,526	127,823		236,443
Commitments and Contingencies
Stockholders' Equity
Acquiree's Equity		3,263	(2,854)	(409	)(3)(4)	0
Common Stock	26			1	(1)	27
Additional Paid-In Capital	171,991			18,999	(1)	190,990
Retained Earnings (Accumulated Deficit)	7,755					7,755
Total Stockholders’ Equity (Deficit)	179,772	3,263	(2,854)	18,591		198,772
Total Liabilities and Stockholders’ Equity	275,348	7,781	5,672	146,414		435,215

(1)	These amounts represent the recording of the purchase price for both Poole and Sensage.
(2)	This represents the elimination of the outstanding debt as Sensage will be acquired debt free.
(3)	This amount represents the elimination of the existing equity of the acquired companies against goodwill.
(4)	Excludes KEYW shares that could be earned by Sensage as a result of achieving certain performance targets.